SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

September 26, 2008

MEDAREX, INC.

(Exact name of registrant as specified in its charter)

New Jersey	0-19312	22-2822175
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

707 State Road, Princeton, N.J. 08540-1437

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (609) 430-2880

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐    Soliciting material pursuant to Rule 14A-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.              Other Events.

Medarex, Inc. (the “Company”) has previously disclosed in its periodic filings with the Securities and Exchange Commission (the “SEC”) (most recently in the Company’s Quarterly Report on From 10-Q filed with the SEC on August 7, 2008) stockholders’ derivative actions in connection with the Company’s historical stock option granting practices against a number of the Company’s current and former officers and directors and the Company as a nominal defendant. The actions were filed in the United States District Court for the District of New Jersey (the “Federal Court”), consolidated and re-styled as In Re Medarex, Inc. Derivative Litigation, No. 3:06-cv-05523-FLW-TJB, and in the Superior Court of New Jersey, Chancery Division, Mercer County (the “State Court”), consolidated and then dismissed and re-filed as Blevins, et al v. Appelbaum, et al, Case No. MER-C-26-08, (both such actions are referred to collectively as the “Derivative Actions”).

On August 28, 2008, the parties entered into a definitive agreement to settle the Derivative Actions (the “Derivative Settlement”), and on August 29, 2008, the parties jointly filed a motion in the State Court for approval of the settlement. On September 26, 2008, the State Court issued an order granting preliminary approval of the Derivative Settlement (the “Preliminary Order”) and requiring, among other things, that notice of the settlement be published as an exhibit to an 8-K filing with the SEC, which is attached hereto as Exhibit 99.1. The notice contains important information about the rights of stockholders in the proposed Court approval of the Derivative Settlement.

The settlement is subject to a final determination by the State Court as to, among other things, the fairness, reasonableness and adequacy of the Derivative Settlement. A fairness hearing is scheduled before the Honorable Maria Sypek of the Superior Court of New Jersey, Chancery Division, at the Courthouse located at 210 South Broad Street, Fifth Floor, Trenton, New Jersey 08650 on November 18, 2008 at 10:00 a.m., to determine whether the proposed settlement is in the best interest of the Company and its stockholders and should be approved and to consider the application of plaintiffs’ counsel for attorneys’ fees. If the State Court approves the Derivative Settlement, a Stipulation and Proposed Order of Voluntary Dismissal with Prejudice will be filed with the Federal Court.

Item 9.01       Financial Statements and Exhibits.

(d)           Exhibits.  The following materials are filed as exhibits to this Current Report on Form 8-K:

Exhibit Number	Description

99.1	Notice of Pendency and Settlement of Derivative Action and of Final Hearing

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDAREX, INC.
Registrant

Date: October 2, 2008	By:	/s/ Christian S. Schade
Christian S. Schade
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Notice of Pendency and Settlement of Derivative Action and of Final Hearing